SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the registrant ☐

Filed by a party other than the registrant ☒

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☐ Preliminary proxy statement.

☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐ Definitive proxy statement.

☒ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

POAGE BANKSHARES, INC.

 (Name of Registrant as Specified in its Charter)

STILWELL VALUE PARTNERS II, L.P.

STILWELL VALUE PARTNERS V, L.P.

STILWELL VALUE PARTNERS VII, L.P.

STILWELL ACTIVIST FUND, L.P.

STILWELL ACTIVIST INVESTMENTS, L.P.

STILWELL PARTNERS, L.P.

STILWELL VALUE LLC

JOSEPH STILWELL

STEPHEN S. BURCHETT

MARSHALL L. STEEN

 (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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The Stilwell Group

111 Broadway, 12th Floor

New York, NY 10006

(212) 269-1551

May 13, 2014

Dear Fellow Poage Owner,

Despite the stock market reaching record highs, our stock is lower than it was during the six months leading up to the Town Square deal.1 In light of the share price decline, I find it strange that management keeps crowing that they did the right thing in paying a premium for Town Square while diluting tangible book value for Poage shareholders.

In my experience, bank deals—those that turn out well and those that turn out poorly—typically have two things in common: first, management has rosy predictions about how good the deal will be for shareholders; and second, management receives increased pay levels for running a bigger company. (After all, management pay tends to follow asset size, not per share profitability.)2

For those of you who became PBSK shareholders when your Town Square shares were exchanged for Poage shares, congratulations. According to management, they’re planning both ‘organic growth and prudent acquisitions’.3 I ask you to support our nominee because otherwise, I expect that both you and I will be on the dilutive end of PBSK’s next ‘prudent acquisition’.

We have nominated Steve Burchett, an attorney specializing in complex corporate matters, a lifelong area resident, and a man who is committed to maximizing shareholder value. Steve is running for one of nine seats on PBSK’s board of directors. I believe Steve will use his experience and commitment to maximize value for all shareholders to discourage PBSK from doing another dilutive deal. (The current board's nominee, Stuart Moore, is a retired dentist who works in real estate and who participated in approving the dilutive Town Square deal.)

Despite being from New York, we—unlike management—only benefit to the extent that all shareholders benefit.

Sincerely, Joseph Stilwell

1 As reflected by Morningstar’s stock price chart for the 180 days prior to PBSK’s Town Square merger announcement on October 20, 2013. See http://quotes.morningstar.com/stock/PBSK/s?t=PBSK

2 Upward trend in executive pay with increased asset size as illustrated on page A2 of the Compensation Trends section of the SNL Financial 2013 Executive Compensation Review for Banks and Thrifts. Median CEO compensation figures for <$250M, $250M-$500M, and $500M-$1B banks were $226,208, $310,860, and $400,289, respectively.

3 As stated in management’s letter to shareholders dated May 9, 2014.

▼ DETACH PROXY CARD HERE ▼

PROXY

THIS PROXY IS SOLICITED BY THE STILWELL GROUP IN OPPOSITION TO

THE BOARD OF DIRECTORS OF POAGE BANKSHARES, INC.

FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

THIS SOLICITATION IS NOT BEING MADE BY THE BOARD OF DIRECTORS OF POAGE BANKSHARES, INC.

The undersigned hereby appoints Ms. E.J. Borrack, Mr. Charles W. Garske, Ms. Megan Parisi, and Mr. Bruce Goldfarb, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of common stock, par value $0.01 per share, of Poage Bankshares, Inc. (“Poage Bankshares” or the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at The Park Place, located at 1701 Central Avenue, Ashland, Kentucky 41101, on May 20, 2014, at 10:00 a.m., Eastern Daylight Time, or any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise specified, this proxy will be voted “FOR” the election of the Stilwell Group's Nominee as a director as noted on the reverse, “AGAINST” the Company's non-binding proposal to approve its executive compensation, and “FOR” the ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for 2014. This proxy revokes all prior proxies given by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 20, 2014. The Stilwell Group's Proxy Statement and form of GREEN proxy card are available at www.OkapiVote.com/Poage.

For registered shares, your proxy must be received by 11:59 P.M. Eastern Daylight Time on May 19, 2014.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

▼ DETACH PROXY CARD HERE ▼

The Stilwell Group recommends that you vote “FOR” the election of the Stilwell Group's Nominee, Stephen S. Burchett, as a director, “AGAINST” the Company's non-binding proposal to approve its executive compensation, and “FOR” the ratification of the appointment of Crowe Horwath, LLP as the Company's independent registered public accounting firm for 2014.

1.	ELECTION OF DIRECTORS – To elect Mr. Stephen S. Burchett

☐ FOR	☐ WITHHOLD

The Stilwell Group intends to use this proxy to vote for the persons who have been nominated by the Company for election as directors, other than the Company nominee noted below. There is no assurance that the candidates nominated by the Company will serve as directors if the Stilwell Group's Nominee is elected. You should refer to the Company's proxy statement and form of proxy distributed by the Company for the name, background, qualifications and other information concerning the Company's nominees. The Stilwell Group is NOT seeking authority to vote for and will NOT exercise any authority for Stuart N. Moore.

Note: If you do not wish for your shares to be voted “FOR” a person who has been nominated by the Company for election as a director, other than Stuart N. Moore, write the name of the Company nominee in the following space:
_______________________________________________________________________

2.	ADVISORY VOTE TO APPROVE EXECUTVE COMPENSATION.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR POAGE BANKSHARES, INC. FOR THE YEAR ENDING DECEMBER 31, 2014.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In his or her discretion, each Proxy is authorized to vote upon such other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof, as provided in the Proxy Statement provided herewith.

Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

 PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

Dated: _____________	Signature_________________________________
Title:

Dated: _____________	Signature (if held jointly)_____________________
Title:

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on May 19, 2014.

Vote by Internet

-Log on to the Internet and go to www.okapivote.com/pbsk

-Follow the steps outlined on the secured website.

Vote by telephone

-Call toll free 1-866-935-6627 within the USA, US territories & Canada any time on a touch tone telephone.

There is NO CHARGE to you for the call.